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                                                                   Exhibit 23.1B



                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
MVP Systems, Inc.:


We consent to the use of our report on the financial statements of MVP Systems, Inc. as of December 31, 1999 and 1998, and for the years then ended, included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                    /s/ KPMG LLP



Boston, Massachusetts
January 25, 2001